UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 9, 2021

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 9, 2021, Ingersoll Rand Inc., a Delaware corporation (“IR”), and Club Car, LLC, a Delaware limited liability company (“Club Car”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with MajorDrive Holdings IV, LLC, a Delaware limited liability company (the “Purchaser”) owned by affiliated funds managed by Platinum Equity Advisors, LLC (“Platinum Equity”), for the sale of IR’s Specialty Vehicle Technologies segment (“SVT segment”). Pursuant to the Purchase Agreement, subject to the satisfaction or waiver of certain conditions, the Purchaser has agreed to purchase and acquire the SVT segment for an aggregate purchase price of $1.68 billion, subject to certain adjustments set forth in the Purchase Agreement, payable at the closing of the transaction (the “Transaction”). The Transaction will be effected by, following the completion of an internal reorganization, the sale of Club Car and various other subsidiaries of IR operating the SVT segment to the Purchaser.

IR’s Board of Directors has unanimously approved the Purchase Agreement, and the transactions contemplated thereby, including the Transaction. The closing of the Transaction is anticipated to occur by the third quarter of 2021, subject to applicable regulatory approvals (including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions set forth in the Purchase Agreement, including (i) compliance by the parties with their obligations under the Purchase Agreement, (ii) the lack of any material adverse effect on the SVT segment, (iii) the accuracy of the parties’ representations and warranties under the Purchase Agreement and (iv) completion of the pre-closing reorganization of Club Car and various other subsidiaries of IR.

The Purchase Agreement contains customary representations and warranties and covenants by each party. In connection with the Transaction, IR and the Purchaser also will enter into certain ancillary agreements, including a transition services agreement pursuant to which, among other things, IR will provide transition services to the Purchaser following the closing.

The Purchase Agreement contains certain customary termination rights for IR and the Purchaser, including the right of each party to terminate the Purchase Agreement if the Transaction has not been consummated on or prior to October 1, 2021 (the “Termination Date”). In addition, either party may terminate the Purchase Agreement if a governmental entity implements a final order prohibiting the Transaction. If the Purchase Agreement is terminated by IR because the Transaction has not been completed by the earlier of: (i) two business days of receipt of notice from IR that all conditions have been satisfied or waived and Club Car and IR stand ready, willing and able to consummate the Closing, and (ii) the Termination Date, and the Purchaser has been unable to obtain the funding of financing under certain limited circumstances as set forth in the Purchase Agreement, or the Purchaser has otherwise breached its obligations under the Purchase Agreement, the Purchaser will be required to pay IR a cash termination fee of $100,000,000. A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Purchase Agreement.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about IR and Club Car or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of IR and Club Car made solely for the benefit of the Purchaser. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered in connection with the signing of the Purchase Agreement. The disclosure schedules of IR and Club Car contain information that has been included in IR’s general prior public disclosures, as well as additional non-public information. While IR does not believe that the disclosure schedules contain information required to be publicly disclosed under the securities laws other than information that has already been so disclosed, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors and stockholders, or may have been used for the purpose of allocating risk between IR, Club Car and the Purchaser. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on by any persons as characterizations of the actual state of facts about IR or Club Car at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the IR public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements that relate to IR’s intent to sell its SVT segment, the expected benefits of the proposed transaction and the timing of the transaction. These forward-looking statements are based on IR’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Such risks and uncertainties, include, but are not limited to: IR’s ability to timely obtain, if ever, necessary regulatory approvals of the proposed transaction; adverse effects on the market price of IR’s common stock and on its operating results due to its inability to timely complete, if ever, the proposed transaction; IR’s ability to fully realize the expected benefits of the proposed transaction; negative effects of the announcement or consummation of the proposed transaction on the market price of IR’s common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that may impact IR in connection with the proposed transaction; unanticipated expenses such as litigation or legal settlement expenses; changes in capital market conditions; and the impact of the proposed transaction on IR’s employees, customers and suppliers. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Additional factors that could cause IR’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” in its most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Report. IR undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated as of April 9, 2021, by and among Ingersoll Rand Inc., Club Car, LLC and MajorDrive Holdings IV, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: April 12, 2021